UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	October 31, 2017

Item 1. Schedule of Investments:

Putnam Growth Opportunities Fund

The fund's portfolio
10/31/17 (Unaudited)

COMMON STOCKS (95.1%)(a)
			Shares	Value

Aerospace and defense (4.0%)

Boeing Co. (The)			92,000	$23,734,160

Northrop Grumman Corp.			366,004	108,165,162

United Technologies Corp.			395,700	47,389,032

				179,288,354
Auto components (0.2%)

Pirelli & C SpA (Italy)(NON)			1,158,908	9,112,185

				9,112,185
Banks (2.3%)

Bank of America Corp.			3,845,719	105,334,243

				105,334,243
Beverages (2.6%)

Constellation Brands, Inc. Class A			147,500	32,315,775

Heineken NV (Netherlands)			758,429	73,909,899

Monster Beverage Corp.(NON)			223,455	12,944,748

				119,170,422
Biotechnology (2.9%)

AbbVie, Inc.			238,700	21,542,675

Biogen, Inc.(NON)			172,100	53,636,686

Bioverativ, Inc.(NON)			348,200	19,673,300

Vertex Pharmaceuticals, Inc.(NON)			250,700	36,659,861

				131,512,522
Building products (2.0%)

Fortune Brands Home & Security, Inc.			473,400	31,272,804

Johnson Controls International PLC			1,412,440	58,460,892

				89,733,696
Capital markets (2.7%)

BlackRock, Inc.			93,700	44,116,771

Charles Schwab Corp. (The)			855,900	38,378,556

Intercontinental Exchange, Inc.			603,700	39,904,570

				122,399,897
Chemicals (2.2%)

Albemarle Corp.(S)			215,600	30,375,884

FMC Corp.			237,900	22,091,394

Sherwin-Williams Co. (The)			118,247	46,725,302

				99,192,580
Commercial services and supplies (—%)

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $194) (Private) (Germany)(F)(RES)(NON)			146	128

New Middle East Other Assets GmbH (acquired 8/2/13, cost $78) (Private) (Germany)(F)(RES)(NON)			59	52

				180
Construction materials (0.4%)

Summit Materials, Inc. Class A(NON)			615,200	19,317,280

				19,317,280
Consumer finance (0.2%)

Oportun Financial Corp. (acquired 6/23/15, cost $1,923,622) (Private)(F)(RES)(NON)			674,955	1,629,551

Qudian, Inc. ADR (China)(NON)(S)			312,312	7,776,569

				9,406,120
Electrical equipment (0.4%)

Rockwell Automation, Inc.			91,800	18,435,276

				18,435,276
Energy equipment and services (0.2%)

Select Energy Services, Inc. 144A Class A-1(NON)			597,000	9,719,160

				9,719,160
Equity real estate investment trusts (REITs) (1.2%)

American Tower Corp.			210,900	30,300,003

Gaming and Leisure Properties, Inc.			686,800	25,095,672

				55,395,675
Food products (0.7%)

McCormick & Co., Inc. (non-voting shares)			311,400	30,993,642

				30,993,642
Health-care equipment and supplies (6.8%)

Becton Dickinson and Co.			560,438	116,946,597

Boston Scientific Corp.(NON)			1,913,710	53,851,799

Danaher Corp.			981,033	90,519,915

Intuitive Surgical, Inc.(NON)			122,700	46,056,672

				307,374,983
Health-care providers and services (2.7%)

Humana, Inc.			159,100	40,626,185

UnitedHealth Group, Inc.			377,600	79,379,072

				120,005,257
Hotels, restaurants, and leisure (2.4%)

Hilton Worldwide Holdings, Inc.			623,930	45,097,660

Hyatt Hotels Corp. Class A(NON)			213,200	13,359,112

Las Vegas Sands Corp.			385,100	24,407,638

Yum China Holdings, Inc. (China)(NON)			643,800	25,977,330

				108,841,740
Household durables (0.6%)

FabFurnish GmbH (acquired 8/2/13, cost $194) (Private) (Germany)(F)(RES)(NON)			292	255

PulteGroup, Inc.			801,900	24,241,437

				24,241,692
Industrial conglomerates (0.4%)

Roper Technologies, Inc.			69,600	17,968,632

				17,968,632
Insurance (0.6%)

Prudential PLC (United Kingdom)			1,153,815	28,380,778

				28,380,778
Internet and direct marketing retail (7.0%)

Amazon.com, Inc.(NON)			234,150	258,801,312

Global Fashion Holding SA (acquired 8/2/13, cost $9,654,255) (Private) (Luxembourg)(F)(RES)(NON)			227,896	2,134,464

Priceline Group, Inc. (The)(NON)			29,347	56,110,290

				317,046,066
Internet software and services (14.3%)

Alibaba Group Holding, Ltd. ADR (China)(NON)(S)			606,199	112,080,133

Alphabet, Inc. Class C(NON)			281,700	286,387,487

China Literature, Ltd. (China)(NON)			677	4,821

Delivery Hero Holding GmbH (acquired 6/12/15, cost $7,709,703) (Private) (Germany)(F)(RES)(NON)			300,300	11,533,573

Facebook, Inc. Class A(NON)			1,101,926	198,412,796

Tencent Holdings, Ltd. (China)			850,500	38,134,809

				646,553,619
IT Services (7.7%)

Fidelity National Information Services, Inc.			346,212	32,114,625

PayPal Holdings, Inc.(NON)			1,118,000	81,122,080

Visa, Inc. Class A			2,155,000	237,006,900

				350,243,605
Life sciences tools and services (1.3%)

Agilent Technologies, Inc.			672,800	45,770,584

Bio-Rad Laboratories, Inc. Class A(NON)			52,400	11,516,996

				57,287,580
Machinery (1.6%)

Cummins, Inc.			220,200	38,948,976

Dover Corp.			366,643	35,010,740

				73,959,716
Media (2.2%)

Charter Communications, Inc. Class A(NON)			128,216	42,845,941

DISH Network Corp. Class A(NON)			199,600	9,688,584

Live Nation Entertainment, Inc.(NON)			1,061,996	46,494,185

				99,028,710
Oil, gas, and consumable fuels (1.5%)

EnVen Energy Corp. 144A(NON)			415,000	4,150,000

EOG Resources, Inc.			216,300	21,601,881

Plains GP Holdings LP Class A(NON)			866,104	17,668,522

Suncor Energy, Inc. (Canada)			723,960	24,585,682

				68,006,085
Pharmaceuticals (0.6%)

Jazz Pharmaceuticals PLC(NON)			188,351	26,657,317

				26,657,317
Road and rail (2.2%)

Norfolk Southern Corp.			767,528	100,868,530

				100,868,530
Semiconductors and semiconductor equipment (3.8%)

Applied Materials, Inc.			372,700	21,031,461

Broadcom, Ltd.			261,500	69,012,465

Cavium, Inc.(NON)(S)			255,500	17,626,945

Micron Technology, Inc.(NON)			235,716	10,444,576

NVIDIA Corp.			135,200	27,960,712

STMicroelectronics NV (France)(S)			1,165,200	27,463,764

				173,539,923
Software (10.0%)

Activision Blizzard, Inc.			539,600	35,338,404

Adobe Systems, Inc.(NON)			473,500	82,938,260

Microsoft Corp.			2,727,900	226,906,722

Pegasystems, Inc.			271,800	15,845,940

salesforce.com, Inc.(NON)			681,129	69,706,742

ServiceNow, Inc.(NON)			142,000	17,944,540

Talend SA ADR (France)(NON)			141,664	5,866,306

				454,546,914
Specialty retail (2.3%)

Home Depot, Inc. (The)			636,011	105,437,904

				105,437,904
Technology hardware, storage, and peripherals (4.4%)

Apple, Inc.			1,184,377	200,207,088

				200,207,088
Textiles, apparel, and luxury goods (0.7%)

Adidas AG (Germany)			133,741	29,763,324

				29,763,324

Total common stocks (cost $2,960,297,987)				$4,308,970,695

CONVERTIBLE PREFERRED STOCKS (0.8%)(a)
			Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $5,253) (Private)(F)(RES)(NON)			1,843	$4,450

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $100,457) (Private)(F)(RES)(NON)			31,891	85,099

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $235,942) (Private)(F)(RES)(NON)			46,354	199,873

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $342,236) (Private)(F)(RES)(NON)			67,237	289,917

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $191,914) (Private)(F)(RES)(NON)			34,957	162,575

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $579,325) (Private)(F)(RES)(NON)			75,433	490,762

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $1,624,930) (Private)(F)(RES)(NON)			570,151	1,376,521

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $2,054,710) (Private)(F)(RES)(NON)			720,951	1,740,599

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $6,422,373) (Private)(F)(RES)(NON)			2,255,601	5,440,510

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $19,183,494) (Private)(F)(RES)(NON)			567,268	24,900,115

Total convertible preferred stocks (cost $30,740,634)				$34,690,421

INVESTMENT COMPANIES (0.5%)(a)
			Shares	Value

Financial Select Sector SPDR Fund			848,100	$22,559,460

Total investment companies (cost $22,336,644)				$22,559,460

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

EnVen Energy Corp. 144A	11/6/20	$15.00	415,000	$42

EnVen Energy Corp. 144A	11/6/20	12.50	415,000	42

Neuralstem, Inc. Ser. K (acquired 1/3/14 and 4/20/17, cost $—)(RES)	1/9/22	42.00	6,349	—

Total warrants (cost $84)				$84

SHORT-TERM INVESTMENTS (6.1%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 1.31%(AFF)		Shares	109,342,950	$109,342,950

Putnam Short Term Investment Fund 1.22%(AFF)		Shares	159,385,400	159,385,400

U.S. Treasury Bills 1.081%, 2/15/18(SEG)(SEGSF)			$1,788,000	1,782,100

U.S. Treasury Bills 1.079%, 2/8/18(SEG)(SEGSF)			1,886,000	1,880,191

U.S. Treasury Bills 1.065%, 2/1/18			514,000	512,509

U.S. Treasury Bills 1.043%, 12/7/17			274,000	273,730

U.S. Treasury Bills 1.028%, 12/14/17(SEG)(SEGSF)			2,697,000	2,693,879

Total short-term investments (cost $275,871,366)				$275,870,759

TOTAL INVESTMENTS

Total investments (cost $3,289,246,715)				$4,642,091,419

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $94,721,701) (Unaudited)

Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ depreciation

Bank of America N.A.
	British Pound	Sell	12/20/17	$14,979,012	$14,457,604	$(521,408)
JPMorgan Chase Bank N.A.
	Euro	Sell	12/20/17	52,356,684	53,631,836	1,275,152
State Street Bank and Trust Co.
	Euro	Sell	12/20/17	1,637,844	1,678,190	40,346
UBS AG
	Euro	Sell	12/20/17	24,348,062	24,954,071	606,009

Unrealized appreciation						1,921,507

Unrealized depreciation						(521,408)

Total						$1,400,099
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/17 (Unaudited)

	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ depreciation

NASDAQ 100 Index E-Mini (Long)	519	$64,860,038	$64,872,405	Dec-17	$1,733,923
S&P 500 Index E-Mini (Long)	525	67,600,575	67,533,375	Dec-17	403,013

Unrealized appreciation					2,136,936
Unrealized depreciation					—

Total					$2,136,936

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2017 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $4,532,362,313.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $49,988,444, or 1.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/17	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/17

Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$85,020,675	$269,816,600	$245,494,325	$160,328	$109,342,950
	Putnam Short Term Investment Fund**	23,363,127	344,267,730	208,245,457	172,856	159,385,400
	Total Short-term investments	$108,383,802	$614,084,330	$453,739,782	$333,184	$268,728,350
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $109,342,950, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $109,367,694.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $5,076,455.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $418,862.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $519,214 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund's portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,103,355 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $521,408 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $418,862 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$691,336,902	$—	$2,134,719
Consumer staples	150,164,064	—	—
Energy	63,856,085	13,869,160	—
Financials	263,891,487	—	1,629,551
Health care	642,837,659	—	—
Industrials	480,254,204	—	180
Information technology	1,813,557,576	—	11,533,573
Materials	118,509,860	—	—
Real estate	55,395,675	—	—
Total common stocks	4,279,803,512	13,869,160	15,298,023
Convertible preferred stocks	—	—	34,690,421
Investment companies	22,559,460	—	—
Warrants	—	84	—
Short-term investments	159,385,400	116,485,359	—

Totals by level	$4,461,748,372	$130,354,603	$49,988,444

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,400,099	$—
Futures contracts	2,136,936	—	—

Totals by level	$2,136,936	$1,400,099	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 7/31/17	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 10/31/17

Common stocks*:
Consumer discretionary	$2,442,837	$—	$—	$(308,118)	$—	$—	$—	$—	$2,134,719
Financials	1,629,551	—	—	—	—	—	—	—	1,629,551
Industrials	182	—	—	(2)	—	—	—	—	180
Information technology	8,862,497	—	—	2,671,076	—	—	—	—	11,533,573
Total common stocks	$12,935,067	$—	$—	$2,362,956	$—	$—	$—	$—	$15,298,023
Convertible preferred stocks	$34,690,421	—	—	—	—	—	—	—	$34,690,421
Totals	$47,625,488	$—	$—	$2,362,956	$—	$—	$—	$—	$49,988,444

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $2,362,956 related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)
Private equity	$11,533,573	Market transaction price	Liquidity discount	10%	Decrease
Private equity	$24,900,115	Market transaction price	Liquidity discount	10%	Decrease
			P/E multiple	5.9x-26.0x (17.0x)	Increase
Private equity	$11,419,857	Comparable multiples	P/S multiple	1.0x-5.6x (3.5x)	Increase
			Uncertainty discount	45%	Decrease
			Liquidity discount	10%	Decrease
Private equity	$435	Market transaction price	Liquidity discount	25%	Decrease
			EV/sales multiple	1.1x-2.0x (1.518x)	Increase
Private Equity	$2,134,464	Comparable multiples	Liquidity discount	25%	Decrease
			Uncertainty discount	10%	Decrease

(1) Expected directional change in fair value that would result from an increase in the unobservable input.
Fair Value of Derivative Instruments as of the close of the reporting period
Derivatives not accounted for as hedging instruments under ASC 815	Asset derivatives	Liability derivatives

	Fair value	Fair value
Foreign exchange contracts	$1,921,507	$521,408
Equity contracts	2,137,020	—

Total	$4,058,527	$521,408

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)		800
Forward currency contracts (contract amount)		$140,100,000
Warrants (number of warrants)		836,349

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: December 28, 2017